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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 1, 2004



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     001-15223                 76-0453392
-------------------------      -----------------------    ----------------------
     (State or Other                (Commission                (IRS Employer
     Jurisdiction of                File Number)             Identification No.)
      Incorporation)



           87 Grandview Avenue, Waterbury, Connecticut       06708
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            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 1, 2004, OptiCare Health Systems, Inc. issued a press release regarding the review of its inventory and the expected restatement of its financial statements for the quarter ended March 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     The Registrant's Press Release dated July 1, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information included under Item 5 of this Current Report on Form 8-K is incorporated by reference under this Item 12.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OPTICARE HEALTH SYSTEMS, INC.
                                   (Registrant)



Date: July 1, 2004                  /s/ William A. Blaskiewicz
                                    ------------------------------------------
                                    Name: William A. Blaskiewicz
                                    Title: Vice President and Chief Financial
                                           Officer



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                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------
99.1                     The Registrant's Press Release dated July 1, 2004.







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